                                                                        Exh. 1.1



                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

                             UNDERWRITING AGREEMENT

                   $100,000,000 Aggregate Principal Amount of
                                % Notes due 2004

                   DM100,000,000 Aggregate Principal Amount of
                                % Notes due 2004

                                  August , 1997

                                                                    August ,1997

Morgan Stanley  &  Co.
  Incorporated
Morgan Stanley Bank AG
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Schroder Wertheim & Co. Inc.
c/o Morgan Stanley & Co.
          Incorporated
     1585 Broadway
     New York, New York 10036-8293

Dear Sirs:

                  Central European Media Enterprises Ltd., a Bermuda corporation (the "Company"), proposes to issue and sell to the several Underwriters named in
Schedule I hereto (the "Underwriters") $100,000,000 principal amount of its   %
Notes due 2004 (the "Dollar Securities") to be issued pursuant to the provisions of an Indenture dated as of August , 1997 (the "Dollar Indenture") between the Company and Bankers Trust Company, as Trustee (the "Trustee") and DM100,000,000
principal amount of its    % Notes due 2004 (the "DM Securities", and together
with the Dollar Securities, the "Securities" issued pursuant to the provisions of an Indenture dated as of August , 1997 (the "DM Indenture", and together with the Dollar Indenture, the "Indentures") between the Company and the Trustee. Morgan Stanley Bank AG is acting as lead manager with respect to the issue and sale by the Company of DM Securities outside the United States.

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Securities. The registration statement as amended at the time it becomes effective, including the exhibits thereto, the documents incorporated by reference therein and the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Original Registration Statement;" any registration statement filed pursuant to Rule 462(b) under the Securities Act is hereinafter referred to as the "Rule 462(b) Registration Statement," the Original Registration Statement and any Rule 462(b) Registration Statement are hereinafter referred to collectively as the "Registration Statement;" the prospectus in the form first used to confirm sales of Securities, including the documents incorporated by reference therein, is hereinafter referred to as the "Prospectus."

                                       I.

                  The Company represents and warrants to each of the Underwriters that:

                  (a) The Original Registration Statement has become effective and, if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective no later than the earlier of (i) 10:00 p.m. New York City time on the date hereof and (ii) the time confirmations are sent or given, as specified by Rule 462(b) under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the documents incorporated by reference in the Registration Statement and the Prospectus at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended and the applicable rules and regulations of the Commission thereunder, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph I(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or
         (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

                  (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. The term "subsidiary" as used herein shall mean any person, firm, partnership or corporation ("Legal Entity") in which the Company has a direct or indirect equity or voting interest.

                  (d) Each subsidiary of the Company has been duly incorporated or organized, is validly existing as a corporation or other Legal Entity in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (e) The Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described or contemplated by the Prospectus, or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such real property and buildings by the Company and its subsidiaries.

                  (f) Each license pursuant to which the Company and its subsidiaries conducts its broadcast operations ("License") has been duly and validly issued to the Legal Entity specified in the Prospectus as holding such License pursuant to the licensing procedures of the jurisdictions granting the same, and each such License is in full force and effect. To the best of the Company's knowledge, except as disclosed in the Prospectus, the television property to which each such License pertains is being operated substantially in accordance with the terms of the applicable License and the relevant legislation of the issuing jurisdiction. To the best of the Company's knowledge, (i) no application, action or proceeding is pending for the modification of any License except as disclosed in the Prospectus, (ii) no application, action or proceeding is pending or threatened that may result in the revocation, modification, nonrenewal or suspension of any License, or the imposition of any administrative sanction, and (iii) the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of any License, or the imposition of any administrative sanction.

                  (g) The Company and each of its subsidiaries own or have licensed to them, or otherwise have the benefit or use under the authority of the owners or licensees thereof, all material patents, patent rights, inventions, trademarks, service marks, tradenames and copyrights (in each case, registered or not) which the Company reasonably believes are necessary for the conduct of the business of the Company and each of its subsidiaries substantially in the manner in which it is being conducted, except in each case as otherwise described in the Prospectus or where the failure to own or hold such a license or otherwise have the benefit or use of such rights would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, and, except as described in the Prospectus, there are no unresolved actions asserting, nor is the Company aware of any unresolved actions asserting, nor is the Company aware of any unresolved assertions that the Company or any of its subsidiaries infringed the patents, patent rights, inventions, trademarks, service marks, tradenames or copyrights or others, other than such actions or assertions which, if determined adversely to the Company any of its subsidiaries, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  In addition, the Company and its subsidiaries have rights under appropriate binding agreements to broadcast the programming they currently broadcast and have scheduled to broadcast. To the best of the Company's knowledge, broadcasting of those programs by the Company and its subsidiaries pursuant to the rights granted under such agreements does not and will not violate any copyright or other laws relating to the use of another party's intellectual property.

                  (h) This Agreement has been duly authorized, executed and delivered by the Company.

                  (i) Each of the Dollar Indenture and the DM Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (j) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indentures and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indentures, and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as
         (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (k) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indentures and the Securities will not contravene any provision of applicable law or the Memorandum of Association or bye-laws or similar corporate governance document of the Company or any of its subsidiaries or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indentures or the Securities, except such as may be required by the Bermuda Monetary Authority and securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

                  (l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

                  (m) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (n) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 or Rule 462 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

                  (o) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged and in the jurisdictions in which they conduct such business; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus.

                  (p) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (q) Neither the Company and its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus;

                  (r) The consolidated financial statements of the Company and the financial statements of IA TV Beteiligungsgesellschaft GmbH & Co. Betriebs KG ("PULS"); Franken Funk & Fernsehen GmbH ("FFF") Sachsen Funk und Fernsehen GmbH ("SFF"), Slovenska Televizna Spalocnost s.r.o. ("STS") and TVN Sp.zo.o ("TVN") and any other unconsolidated associated company in which the Company has a financial interest (the "Unconsolidated Associated Companies") included in the Registration Statement (or incorporated by reference therein) and the Prospectus present fairly the financial condition, the results of operations and the cash flows of the Company (including its predecessor), its consolidated Subsidiaries and the Unconsolidated Associated Companies as of the dates and for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise stated therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus is accurately presented and, to the extent such information and data is derived from the financial statements and books and records of the Company and its consolidated Subsidiaries, and the Unconsolidated Associated Companies, no other financial statements are required to be included in the Registration Statement (or incorporated by reference therein) and the Prospectus.

                  Each of the Underwriters represents, warrants, and agrees with respect to offers and sales outside the United States that:

                  (a) it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or possession or distribution of the Prospectus or any other offering or publicity material relating to the Securities, in any country or jurisdiction other than the United States where action for that purpose is required;

                  (b) it has complied with the Securities Sales Prospectus Act of the Federal Republic of Germany (Wertpapier-Verkaufsprospekt) of December 13, 1990, as amended, and the restrictions applying to the offer and distribution of Euro-securities and it has not engaged in public advertisements (offentliche Werbung) in Germany with respect to the Securities.

                                       II.

                  The Company hereby agrees to sell to the several Underwriters, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth in Schedule I hereto opposite their names at % of their principal amount (the "purchase price") plus accrued interest, if any, from the Closing Date (as defined below) to the date of payment and delivery.

                                      III.

                  The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Original Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Securities are to be offered to the public initially at % of their principal amount (the "public offering price") plus accrued interest, if any, and to certain dealers selected by you at a price that represents a concession
not in excess of   % of their principal amount under the public offering price, and that any Underwriter may allow, and such dealers may reallow, a concession,
not in excess of   % of their principal amount, to any Underwriter or to certain other dealers.

                                       IV.

                  Payment for the Securities shall be made by wire transfer or other immediately available funds at a closing to be held at the offices of Shearman & Sterling, 199 Bishopsgate, London, England at 10:00 A.M., New York
City time, on August   , 1997, or at such other time on the same or such other
date, not later than August   , 1997, as shall be designated in writing by you.
The time and date of such payment are hereinafter referred to as the "Closing Date."

                  Payment for the Securities shall be made against delivery to you for the respective accounts of the several Underwriters of the Securities registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid.

                                       V.

                  The obligations of the Company and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

                  The several obligations of the Underwriters hereunder are subject to the following further conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date,

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                           (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

                  (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements in all material respects and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

                  (c) No stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before, or to the knowledge of the Company or the Underwriters, threatened by the Commission.

                  The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

                  (d) You shall have received on the Closing Date an opinion of Conyers, Dill & Pearman, Bermuda counsel for the Company, dated the Closing Date in form and substance satisfactory to you, to the effect that:

                           (i) each of the Company and International Media
                  Services Ltd. has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                           (ii) this Agreement has been duly authorized,
                  executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (iii) each of the Dollar Indenture and the DM
                  Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as
                  (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (iv) the Securities have been duly authorized and,
                  when executed and authenticated in accordance with the provisions of the Indentures and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indentures and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as
                  (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (v) the execution and delivery by the Company of, and
                  the performance by the Company of its obligations under, this Agreement, the Securities and the Indentures will not contravene any provision of applicable law or the Memorandum of Association or bye-laws of the Company or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Securities and the Indentures, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities;

                           (vi) the statements (1) in the Prospectus under the
                  captions "Risk Factors -- Enforcement of Civil Liabilities and Judgments," "Certain Tax Considerations -- Bermuda" and "Management -- Executive Officers and Directors" and (2) in the Registration Statement under Item 15, in each case insofar as such statements constitute summaries of the matters of Bermuda law and regulation or legal conclusions with respect thereto, documents and proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                           (vii) after due inquiry, such counsel does not know
                  of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                           (viii) no stamp or other issuance or transfer taxes
                  or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Bermuda or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Underwriters of the Securities to the initial purchasers thereof; and

                           (ix) assuming the validity of such actions under
                  applicable federal and state laws in the United States, under the laws of Bermuda relating to submission to jurisdiction, the Company has validly and irrevocably submitted to the jurisdiction of any U.S. Federal or state court located in the Borough of Manhattan, the City of New York with regard to any suit, action or proceeding with respect to this Agreement and for actions brought under U.S. state or federal securities laws, and the service of process effected in the manner set forth in this Agreement will be effective, insofar as Bermuda law is concerned, to confer valid personal jurisdiction over the Company.

                  (e) You shall have received on the Closing Date an opinion of Rosenman & Colin LLP, U.S. counsel for the Company, in the form and substance satisfactory to you, to the effect that:

                           (i) each of the subsidiaries listed on Schedule I to
                  such counsel's opinion (which Schedule shall set forth all of the United States subsidiaries) (collectively, the "United States subsidiaries") has been duly incorporated or duly organized as a partnership or other Legal Entity, is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the power under such laws to own its property and conduct its business as described in the Prospectus;

                           (ii) the statements under the captions "Description
                  of Notes," "Certain Tax Considerations -- United States Federal Income Taxation," and "Underwriting" (except for the last paragraph thereof) in the Prospectus, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize the matters referred to therein;

                           (iii) the execution and delivery by the Company of,
                  and the performance by the Company of its obligations under, this Agreement, the Securities and the Indentures will not contravene any provision of applicable U.S. law or, to the best of such counsel's knowledge, any agreement governed by U.S. law or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any U.S. governmental body, agency or court having jurisdiction over the Company or any subsidiary;

                           (iv) assuming due authorization, execution and
                  delivery by the parties thereto, each of the Dollar Indenture and the DM Indenture is a valid and binding agreement of the Company, enforceable in accordance with its terms except as
                  (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (v) assuming due authorization, execution and
                  delivery by the parties thereto, this Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms, including but not limited to the choice of law provision contained in Section IX hereof;

                           (vi) the Securities, when executed and authenticated
                  in accordance with the provisions of the Indentures and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indentures and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (vii) the execution, delivery and performance of this
                  Agreement, the Securities and the Indentures by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sales of the Securities) will not require any consent, approval authorization or order of or qualification with any U.S. court, regulatory body, administrative agency or other governmental body (except such as may be required under the Securities Act or other securities or Blue Sky laws), or violate or conflict with any U.S. laws, administrative regulations or rulings or court decrees applicable to the Company or any of the subsidiaries or their respective properties, except where failure to receive any such consent, approval, authorization or any such conflict, breach or default would not have a material adverse effect on the business and financial condition of the Company and the subsidiaries taken as a whole;

                           (viii) the Registration Statement has become
                  effective, any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) under the Securities Act, has been made in the manner and within the time period required by Rule 424 under the Securities Act, and no stop order suspending its effectiveness has been issued and no proceedings for the purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;

                           (ix) each of the Dollar Indenture and the DM
                  Indenture has been duly qualified under the Trust Indenture
                  Act;

                           (x) the Company is not an "investment company" or
                  entity "controlled" by an "investment company" as such terms are defined in the Investment Act of 1940, as amended;

                           (xi) such counsel has read all material contracts (or
                  English translations thereof) referred to in the Registration Statement and the Prospectus and such contracts are fairly summarized as disclosed therein, conform in all material respects to the descriptions thereof contained therein, and, to the extent required by the Securities Act and the rules thereunder, are filed or incorporated by reference as exhibits thereto, and such counsel does not know of any contracts or other documents required to be so summarized or disclosed, or so filed or incorporated by reference, which have not been so summarized or disclosed, or so filed or incorporated by reference and there are no U.S. statutes or regulations or pending or threatened legal governmental proceedings required to be disclosed in the Prospectus which have not been disclosed as required, and to the best of such counsel's knowledge, each of such contracts is in full force and effect;

                           (xii) such counsel does not know of any litigation or
                  any U.S. governmental proceeding pending of threatened against the Company or any subsidiary which would affect the subject matter of this Agreement, the Securities or the Indentures, or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein; and

                           (xiii) such counsel (1) is of the opinion that the
                  Registration Statement and Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (2) no facts have come to the attention of such counsel which lead such counsel to believe that (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (3) no facts have come to the attention of such counsel which lead such counsel to believe that (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus as of the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) You shall have received on the Closing Date an opinion of Baker & McKenzie, special Netherlands counsel to the Company, in the form and substance satisfactory to you, to the effect that:

                           (i) each of CME Media Enterprises B.V. ("CME BV"),
                  Central European Media Enterprises N.V., CME Czech Republic B.V., CME Slovenia B.V., CME Hungary B.V., CME Poland B.V., CME Romania B.V., and

                  CME Slovakia B.V. (collectively, the "Dutch and Antilles Subsidiaries") have each been duly incorporated or duly organized as a partnership or other Legal Entity under the laws of the jurisdiction of its incorporation or organization;

                           (ii) all of the issued shares or other interests in
                  the capital of the Dutch and Netherlands Antilles Subsidiaries which have been issued or granted to the Company have been validly created, allotted and issued, and the Company is the registered holder of the percentage of the issued share capital or other interest of the Dutch and Netherlands Antilles Subsidiaries; and

                           (iii) such counsel does not know of any litigation or
                  any governmental proceeding pending of threatened in the Kingdom of the Netherlands or the Netherlands Antilles against the Company or any subsidiary which would affect the subject matter of this Agreement, the Securities or the Indentures or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (g) You shall have received on the Closing Date an opinion of Radvan & Co., Czech counsel to the Company, in the form and substance satisfactory to you, to the effect that:

                           (i) each of Ceska Nevavisla Televizai Spolecnost
                  s.r.o. ("Nova TV"), CET 21 spol s.r.o. ("CET 21"), Kaskol s.r.o. ("Kaskol") and Radio Alfa a.s. ("Radio Alfa", and together with Nova TV, CET 21 and Kaskol the "Czech Subsidiaries") has been duly incorporated or duly organized as a partnership or other Legal Entity under the laws of the Czech Republic;

                           (ii) each of the Czech Subsidiaries has the corporate
                  power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of each of the Czech Subsidiaries which have been issued or granted to CME BV have been validly created, allotted and issued, and the Company is the direct or indirect registered holder of the percentage of the issued share capital or other interest of such Czech Subsidiary disclosed in the Prospectus;

                           (iv) the Memorandum of Association and Investment
                  Agreement dated May 4, 1993 as amended, by and between Central European Development Corporation Management Services GmbH, Ceska Sporitelna, a.s. ("CS") and CET 21, the Loan Agreement dated August 1, 1996 and the Transfer Agreement dated July 17, 1996 relating to the transfer of 22% of the Participation Interest in Nova TV between CME BV and CS, the Loan Agreement, Transfer Agreements and Trusteeship Agreement between CME BV and Dr. Zelezny regarding the transfer of Participation Interests in CET 21 and in Nova TV, each dated August 1, 1996; and all other agreements relating to the rights and obligations of the Company or any subsidiary with respect to Nova TV (collectively, the "Nova Constituent Documents") are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the Consultancy Agreement dated February 9, 1995,
                  by and between CME BV and Radio Alfa; the Loan Agreement dated February 9, 1995 between CME BV and Radio Alfa, as supplemented by the several Supplemental Loan Agreements; the Share Purchase Agreement dated November 15, 1996 between CME BV and IDOS Praha, Spol s.r.o.; the Share Purchase Agreement dated December 3, 1996 between CME BV and Releas a.s.; the Share Purchase Agreement dated December 12, 1996 between CME BV and CS and all other agreements relating to the rights and obligations of the Company or any subsidiary with respect to Radio Alfa created (collectively, the "Radio Alfa Documents," and together with the Nova Constituent Documents, the "Czech Constituent Documents") are valid and binding agreements and are enforceable in accordance with their terms;

                           (vi) the execution and delivery by the Company of,
                  and the performance by the Company of its obligations under this Agreement, the Securities and the Indentures (a) will not require any consent, approval, authorization or other order of any Czech court, regulatory body or other Czech governmental body to be obtained and (b) will not violate any Czech law or regulation;

                           (vii) there are no winding up petitions against any
                  of the Czech Subsidiaries;

                           (viii) each of CET 21 and Kaskol has been issued with
                  the Licenses required by it under applicable Czech law for the purposes of carrying on broadcast operations as described in the Prospectus (the "Czech Licenses"); there are no orders outstanding which have been made against any such Czech Subsidiary; no application, action or proceeding is or will be pending for the modification of the Czech Licenses; no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the Czech Licenses, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the Czech Licenses, or the imposition of any administrative sanction; and such counsel are not aware of any breaches of the terms of the Czech Licenses (except as disclosed in the Prospectus) which would lead any regulatory agency to take any action under their respective powers in relation thereto;

                           (ix) the statements in the Prospectus under the
                  captions "The Company", "Business -- Operating Environment -- Czech Republic," and "Business -- Operations in the Czech
                  Republic: Nova TV" and

                  "Business--Operations in the Czech Republic: Radio Alfa," insofar as such statements constitute a summary of Czech legal matters referred to therein and insofar as they purport to describe the legal effect of the Czech Constituent Documents, fairly describe such legal matters and such legal effect; and

                           (x) such counsel does not know of any litigation or
                  any governmental proceeding pending of threatened in the Czech Republic against the Company or any Subsidiary which would affect the subject matter of this Agreement, the Securities or the Indentures or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (h) You shall have received on the Closing Date an opinion of Liana Petrovici, special Romanian counsel to the Company, in the form and substance satisfactory to you, to the effect that:

                           (i) each of Media Pro International s.a. ("MPI"), PRO
                  TV, SRL and Unimedia SRL (collectively, the "Romanian Subsidiaries") has been duly incorporated or duly organized as a partnership or other Legal Entity under the laws of Romania;

                           (ii) each of the Romanian Subsidiaries and Media Pro
                  SRL has the corporate power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of each of the Romanian Subsidiaries which have been issued or granted to CME BV and its subsidiaries have been validly created, allotted and issued, and the Company is the direct or indirect registered holder of the percentage of the issued share capital or other interest of such Romanian Subsidiary disclosed in the Prospectus;

                           (iv) the Cooperation Agreement among CME BV, Adrian
                  Sarbu and Ion Tiriac dated August 4, 1995 (the "Romanian Agreement"); the Exclusive Operating Agreement among MPI, Media Pro SRL and PRO TV SLR dated March 12, 1996; the Assignment of Shares Agreement dated September 25, 1996 between, inter alia, MPI and CME B.V.; and all other agreements relating to the rights and obligations of the Company or its subsidiaries with respect to PRO TV (collectively, the "Romanian Constituent Documents") are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the execution and delivery by the Company of, and
                  the performance by the Company of its obligations under this Agreement, the Securities and the Indentures (a) will not require any consent, approval, authorization or other order of any Romanian court, regulatory body or other

                  Romanian governmental body to be obtained and (b) will not violate any Romanian law or regulation;

                           (vi) there are no winding up petitions against any of
                  the Romanian Subsidiaries;

                           (vii) the statements in the Prospectus under the
                  captions "The Company," "Business -- Operating Environment -- Romania," and "Business -- Operations in Romania" insofar as such statements constitute a summary of Romanian legal matters referred to therein and insofar as they purport to describe the legal effect of the Romanian Constituent Documents, fairly describe such legal matters and such legal effect;

                           (viii) each of the PRO TV SRL and Media Pro SRL has
                  been issued with the Licenses required by it under applicable Romanian law for the purposes of carrying on broadcast operations as described in the Prospectus (the "Romanian Licenses"); there are no orders outstanding which have been made against any such Romanian Subsidiary; no application, action or proceeding is or will be pending for the modification of the Romanian Licenses; no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the Romanian Licenses, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the Romanian Licenses, or the imposition of any administrative sanction; and such counsel are not aware of any breaches of the terms of the Romanian Licenses (except as disclosed in the Prospectus) which would lead any regulatory agency to take any action under their respective powers in relation thereto; and

                           (ix) such counsel does not know of any litigation or
                  any governmental proceeding pending of threatened in Romania against the Company or any subsidiary which would affect the subject matter of this Agreement, the Securities or the Indentures or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (i) You shall have received on the Closing Date an opinion of Jadek & Pensa, special Slovenian counsel to the Company, in the form and substance satisfactory to you, to the effect that:

                           (i) each of MMTV d.o.o. Ljubljana ("MMTV"), Tele 59
                  d.o.o. Maribor ("Tele 59") and Prodvkcija Plus d.o.o. ("Pro Plus") (collectively, the "Slovenian Subsidiaries") has been duly incorporated or duly organized as a partnership or other Legal Entity under the laws of Slovenia;

                           (ii) each of the Slovenian Subsidiaries has the
                  corporate power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of each of the Slovenian Subsidiaries which have been issued or granted to the Company have been validly created, allotted and issued, and the Company is the registered holder of the percentage of the issued share capital or other interest of such Slovenian Subsidiary disclosed in the Prospectus;

                           (iv) the Partnership Agreement among CME BV, MMTV 1
                  d.o.o. Ljubljana and Tele 59 dated February 10, 1995, the Share Purchase Agreement among CME BV, Zdenka Meglic, Zargova 70 Ljublana dated April 8, 1995, the Partnership Agreement between CME BV and Tele 59 dated December 15, 1995; the Partnership Agreement between CME BV and Zdenka Meglic dated December 15, 1995; the contract on the establishment of MMTC between CME BV, MMTV, Zdenka Meglic and Maijari Meglic dated March 27, 1997 and all other agreements relating to the rights and obligations of the Company or its subsidiaries in respect of the POP TV network, (collectively, the "Slovenian Constituent Documents") are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the execution and delivery by the Company of, and
                  the performance by the Company of its obligations under this Agreement, the Securities and the Indentures (a) will not require any consent, approval, authorization or other order of any Slovenian court, regulatory body or other Slovenian governmental body to be obtained and (b) will not violate any Slovenian law or regulation;

                           (vi) there are no winding up petitions against any of
                  the Slovenian Subsidiaries;

                           (vii) the statements in the Prospectus under the
                  captions "The Company," "Business -- Operating Environment -- Slovenia," and "Business -- Operations in Slovenia" insofar as such statements constitute a summary of Slovenian legal matters referred to therein and insofar as they purport to describe the legal effect of the Slovenian Constituent Documents, fairly describe such legal matters and such legal effect;

                           (viii) each of Tele 59 and MMTV has been issued with
                  the Licenses required by it under applicable Slovenian law for the purposes of carrying on broadcast operations as described in the Prospectus (the "Slovenian Licenses"); there are no orders outstanding which have been made against any such Slovenian Subsidiary; no application, action or proceeding is or will be pending for the modification of the Slovenian Licenses; no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the Slovenian Licenses, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the Slovenian Licenses, or the imposition of any administrative sanction; and such counsel are not aware of any breaches of the terms of the Slovenian Licenses, (except as disclosed in the Prospectus) which would lead any regulatory agency to take any action under their respective powers in relation thereto; and

                           (ix) such counsel does not know of any litigation or
                  any governmental proceeding pending of threatened in Slovenia against the Company or any subsidiary which would affect the subject matter of this Agreement, the Securities or the Indentures or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (j) You shall have received on the Closing Date an opinion of Radvan & Co., special Slovak Republic counsel to the Company, in the form and substance satisfactory to you, to the effect that:

                           (i) each of STS and Markiza-Slovakia s.r.o.
                  ("Markiza", and together with STS, the "Slovak Subsidiaries") has been duly incorporated or duly organized as a partnership or other Legal Entity under the laws of the Slovak Republic;

                           (ii) each of the Slovak Subsidiaries has the
                  corporate power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of each of the Slovak Subsidiaries which have been issued or granted to the Company have been validly created, allotted and issued, and the Company is the registered holder of the percentage of the issued share capital or other interest of such Slovak Subsidiary disclosed in the Prospectus;

                           (iv) the Participants' Agreement between CME BV and
                  Markiza dated September 28, 1995, the Memorandum and Articles of Association of STS, the agreement between CME BV and Markiza dated October 1, 1995 regarding CME BV's contributions; the Mandate Agreement between Markiza and STS dated July , 1996 and all other agreements relating to the rights and obligations of the Company, or its subsidiaries in respect of STS (collectively, the "Slovak Constituent Documents") are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the execution and delivery by the Company of, and
                  the performance by the Company of its obligations under this Agreement, the Securities and the Indentures (a) will not require any consent, approval, authorization or other order of any Slovak court, regulatory body or other Slovak governmental body to be obtained and (b) will not violate any Slovak law or regulation;

                           (vi) there are no winding up petitions against any of
                  the Slovak Subsidiaries;

                           (vii) the statements in the Prospectus under the
                  captions "The Company," "Business -- Operating Environment -- Slovak Republic," and "Business -- Operations in Slovak Republic" insofar as such statements constitute a summary of Slovak legal matters referred to therein and insofar as they purport to describe the legal effect of the Slovak Constituent Documents, fairly describe such legal matters and such legal effect;

                           (viii) Markiza has been issued with the License
                  required by it under applicable Slovak law for the purposes of carrying on broadcast operations as described in the Prospectus (the "Slovak License") and STS has acquired from Markiza the exclusive right to use the License; there are no orders outstanding which have been made against STS or Markiza; no application, action or proceeding is or will be pending for the modification of the Slovak License; no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the Slovak License, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the Slovak License, or the imposition of any administrative sanction; and such counsel are not aware of any breaches of the terms of the Slovak License (except as disclosed in the Prospectus) which would lead any regulatory body to take any action under their respective powers in relation thereto; and

                           (ix) such counsel does not know of any litigation or
                  any governmental proceeding pending of threatened in the Slovak Republic against the Company or any subsidiary which would affect the subject matter of this Agreement, the Securities or the Indentures or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (k) You shall have received on the Closing Date an opinion of Vasil Kisil and Partners, special Ukraine counsel to the Company, in the form and substance satisfactory to you, to the effect that:

                           (i) each of Intermedia Ukraine, Prioritet Ukraine and
                  Broadcast Company "Studio 1+1" (collectively, the "Ukraine Subsidiaries") has been duly incorporated or duly organized as a partnership or other Legal Entity under the laws of the Ukraine;

                           (ii) each of the Ukraine Subsidiaries has the
                  corporate power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of each of the Ukraine Subsidiaries which have been issued or granted to the Company have been validly created, allotted and issued, and the Company is the registered holder of the percentage of the issued share capital or other interest of each such Ukraine Subsidiary disclosed in the Prospectus;

                           (iv) the Acquisitions, Cooperation and Investment
                  Agreement among, inter alia, CME BV, Innova Film GmbH and Studio 1+1 dated September 30, 1996 (the "Cooperation Agreement"); the Amended and Restated Foundation Agreement of Studio 1+1 between Enterprise Intermedia and Alexander Rodnianskii dated January 23, 1997, the Deed dated October 25, 1996 among CME BV, Boris Fuchsmann, Alexander Rodnianskii and Innova Film GmbH, the contract for International Cooperation dated between Studio 1+1 and Innova Film GmbH, the Marketing, Advertising and Sales Agreement dated January 23, 1997 between Innova Film GmbH and International Media Services Ltd. ("IMS"), the By-laws of IMS; the Shareholders' Agreement dated January 24, 1997 among International Teleservices Ltd., CME Ukraine GmbH and Boris Fuchsmann; and all other agreements relating to the rights and obligations of the Company or its subsidiaries in respect of Studio 1+1 (collectively, the "Ukraine Constituent Documents") are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the execution and delivery by the Company of, and
                  the performance by the Company of its obligations under this Agreement, the Securities and the Indentures (a) will not require any consent, approval, authorization or other order of any Ukraine court, regulatory body or other Ukraine governmental body to be obtained and (b) will not violate any Ukraine law or regulation;

                           (vi) there are no winding up petitions against any of
                  the Ukraine Subsidiaries;

                           (vii) the statements in the Prospectus under the
                  captions "The Company," "Business -- Operating Environment -- Ukraine," and "Business -- Operations in Ukraine" insofar as such statements constitute a summary of Ukraine legal matters referred to therein and insofar as they purport to describe the legal effect of the Ukraine Constituent Documents, fairly describe such legal matters and such legal effect;

                           (viii) Broadcast Company "Studio 1+1" has been issued
                  with the Licenses required by it under applicable Ukraine law for the purposes of carrying on television broadcast operations as described in the Prospectus (the

                  "Ukraine Licenses"); there are no orders outstanding which have been made against any such Ukraine Subsidiary; no application, action or proceeding is or will be pending for the modification of the Ukraine Licenses; no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, nonrenewal or suspension of Ukraine Licenses, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the Ukraine Licenses, or the imposition of any administrative sanction; and such counsel are not aware of any breaches of the terms of the Ukraine Licenses (except as disclosed in the Registration Statement) which would lead any regulatory agency to take any action under their respective powers in relation thereto; and

                           (ix) such counsel does not know of any litigation or
                  any governmental proceeding pending or threatened in the Ukraine against the Company or any subsidiary which would affect the subject matter of this Agreement, the Securities or the Indentures or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (l) You shall have received on the Closing Date an opinion of Altheimer & Gray, special Polish counsel to the Company, in the form and substance satisfactory to you, to the effect that:

                           (i) each of Federacja sp. z.o.o. ("Federation"), TVN
                  and Telewizja Wisla Sp. z.o.o. ("TV Wisla"), (collectively, the "Polish Subsidiaries") has been duly incorporated or duly organized as a partnership or other Legal Entity under the laws of Poland;

                           (ii) each of the Polish Subsidiaries has the
                  corporate power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of each of the Polish Subsidiaries which have been issued or granted to the Company have been validly created, allotted and issued, and the Company is the direct or indirect registered holder of the percentage of the issued share capital or other interest of each such Polish Subsidiary disclosed in the Prospectus;

                           (iv) the Shareholders Agreement and the Stock
                  Purchase Agreement between International Trading and Investments Holdings S.A. ("ITI Holdings") and CME BV dated May 25, 1995; the Share Sale Agreement between TVN and Realbud Sp.z.o.o. dated October 30, 1996; the Shareholders Agreement between TVN and Ambresa Ltd. dated December 30, 1996; the Investment Agreement and Shareholders Agreement dated August 1, 1997 between ITI Holdings and CME BV relating to the formation of Federation and all other agreements relating to the rights and obligations of the Company or any subsidiary with respect to TV Wisla or Federation (collectively, the "Polish Constituent Documents") are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the execution and delivery by the Company of, and
                  the performance by the Company of its obligations under this Agreement, the Securities and the Indentures (a) will not require any consent, approval, authorization or other order of any Polish court, regulatory body or other Polish governmental body to be obtained and (b) will not violate any Polish law or regulation;

                           (vi) there are no winding up petitions against any of
                  the Polish Subsidiaries;

                           (vii) the statements in the Prospectus under the
                  captions "The Company," "Business -- Operating Environment -- Poland," and "Business -- Operations in Poland," insofar as such statements constitute a summary of Polish legal matters referred to therein and insofar as they purport to describe the legal effect of the Polish Constituent Documents, fairly describe such legal matters and such legal effect;

                           (viii) each of TVN and TV Wisla have been issued with
                  the Licenses required by it under applicable Polish law for the purposes of carrying on broadcast operations as described in the Prospectus (the "Polish Licenses"); there are no orders outstanding which have been made against any such Polish Subsidiary; no application, action or proceeding is or will be pending for the modification of the Polish Licenses; no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the Polish Licenses, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the Polish Licenses, or the imposition of any administrative sanction; and such counsel are not aware of any breaches of the terms of the Polish Licenses (except as disclosed in the Prospectus) which would lead any regulatory agency to take any action under their respective powers in relation thereto; and

                           (ix) such counsel does not know of any litigation or
                  any governmental proceeding pending of threatened in Poland against the Company or any subsidiary which would affect the subject matter of this Agreement, the Securities or the Indentures or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (m) You shall have received on the Closing Date an opinion of Doser Ameretter Noack, special German counsel for the Company, in the form and substance satisfactory to you, to the effect that:

                           (i) each of the subsidiaries listed on Schedule I to
                  such counsel's opinion (which Schedule shall set forth all of the German subsidiaries) (collectively, the "German Subsidiaries") has been duly incorporated or duly organized as a partnership or other Legal Entity under German law;

                           (ii) each of the German Subsidiaries, other than PULS
                  TV, has the corporate power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interest in
                  the capital of each of the German Subsidiaries which have been issued or granted to CME BV have been validly created, allotted and issued, and the Company is the direct or indirect registered holder of the percentage of the issued share capital or other interest of such German Subsidiaries disclosed in the Prospectus;

                           (iv) the Agreement on the Establishment of a Silent
                  Partnership dated April 19, 1994, as amended, between Dr. Dietmar Straube, CEDC Management Services GmbH & Co. Media Enterprises KG and FFF (the "Nuremberg Partnership Agreement"); the Agreement of September 1995, by and between CME Medien Beteiligungen GmbH & Co. Media Enterprises KG and SFF (the "Leipzig and Dresden Agreement") and all other agreements relating to the rights and obligations of the Company or the German Subsidiaries created under the Nuremberg Partnership Agreement and the Leipzig and Dresden Agreement (collectively, the "German Constituent Documents") are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the execution and delivery by the Company of, and
                  the performance by the Company of its obligations under this Agreement, the Securities and the Indentures (a) will not require any consent, approval, authorization or other order of any German court, regulatory body or other German governmental body to be obtained and (b) will not violate any German law or regulation;

                           (vi) except as disclosed in the Prospectus, there are
                  no winding up petitions against any of the German
                  Subsidiaries;

                           (vii) each of the German Subsidiaries have been
                  issued with the Licenses required by them under the applicable laws of each of the German states granting such Licenses for the purposes of carrying on their broadcast operations as described in the Prospectus (the "German Licenses"); there are no orders outstanding which have been made against any such German Subsidiaries; except for the License held by PULS TV, no application, action or proceeding is or will be pending for the modification of the German Licenses; no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the German Licenses, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the German Licenses, or the imposition of any administrative sanction; and such counsel are not aware of any breaches of the terms of the German Licenses (except as disclosed in the Prospectus) which would lead any regulatory agency to take any action under their respective powers in relation thereto;

                           (viii) the statements in the Prospectus under the
                  captions "The Company," "Business -- Operating Environment -- Germany," and "Business -- Operations in Germany: the German Stations" insofar as such statements constitute a summary of German legal matters referred to therein and insofar as they purport to describe the legal effect of the German Constituent Documents, fairly describe such legal matters and such legal effect; and

                           (ix) such counsel does not know of any litigation or
                  any governmental proceeding pending of threatened in Germany against the Company or any Subsidiary which would affect the subject matter of this Agreement, the Securities or the Indentures, or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (n) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (ii), (iv),
         (v), (vi) and (xiii) of paragraph (e) above,

                  The opinions of counsel described in paragraphs (d), (e), (f),
         (g), (h), (i), (j), (k) and (l) above shall be rendered to you at the request of the Company and shall so state therein.

                  (o) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Arthur Andersen & Co., independent public accountants for the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                                       VI.

                  In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

                  (a) To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object.

                  (c) If, during such period after the first date of the public offering of the Securities as in the opinion of your counsel the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of your counsel, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with (i) the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as you may designate and (ii) any review of the offering of the Securities by the National Association of Securities Dealers, Inc.

                  (e) To use its best efforts to have the Securities admitted to the official list of the Luxembourg Stock Exchange.

                  (f) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act no later than the earlier of (i) 10:00 p.m. New York City time on the date hereof and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Securities Act, and shall pay the applicable fees in accordance with Rule 111 under the Securities Act.

                  (g) To make generally available to the Company's security holders and to you not later than 60 days after the end of the twelve-month period beginning at the end of the Company's fiscal quarter during which the effective date of the Original

         Registration Statement occurs, an earnings statement of the Company covering such twelve-month period that satisfies the provisions of
         Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                  (h) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Securities (other than the Securities), without your prior written consent.

                  (i) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, the Company agrees to pay, or reimburse if paid by or on behalf of you, all costs and expenses incident to the public offering of the Securities and the performance of the obligations of the Company under this Agreement including those relating to: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issuance of the Securities, the preparation, printing, filing and distribution of the Registration Statement including financial statements and all exhibits, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing or duplication, filing and distribution of this Agreement (including all document production charges); (ii) the preparation and delivery of any certificates for the Securities to the Underwriters;
         (iii) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall request, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing and duplication, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to you and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this paragraph to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Securities by the Underwriters or by dealers to whom Securities may be sold; (v) the filing fees and expenses (including the reasonable fees and disbursements of counsel to the Underwriters), if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering of the Securities; (vi) all fees and expenses in connection with obtaining admission of the Securities to the official list of the Luxembourg Stock Exchange; (vii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Securities by the Company to the Underwriters.

                                      VII.

                  The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein and (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities that are the subject thereof if such person did not receive a copy of the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required under the Securities Act and any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in any preliminary prospectus was corrected in the Prospectus.

                  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  If the indemnification provided for in the first or second paragraph of this Article VII is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Article VII are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

                  The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Article VII were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Article VII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  The indemnity and contribution provisions contained in this
Article VII and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

                                      VIII.

                  This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities shall have been declared in the Czech Republic or in New York by either Federal or New York State authorities or
(iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

                                       IX.

                  This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Original Registration Statement by the Commission.

                  If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Article II be increased pursuant to this Article IX by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. The Company has appointed Corporation Services Company, 1633 Broadway, New York, New York 10019 as its agent for service of process in any suit, action or proceeding with respect to this Agreement and for actions brought under U.S. state or federal securities laws brought in any federal or state court located in the City of New York and the Company agrees to the jurisdiction of any such court.

                                       Very truly yours,

                                       CENTRAL EUROPEAN MEDIA
                                       ENTERPRISES LTD.

                                       By______________________________________
                                       Name:
                                       Title:

Accepted, August   , 1997

Morgan Stanley & Co.
     Incorporated
Morgan Stanley Bank AG
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Schroder Wertheim & Co. Incorporated

Acting severally on behalf
     of themselves and the
     several Underwriters
     named herein.

By Morgan Stanley & Co.
     Incorporated

By_______________________
Name:
Title:

                                   SCHEDULE I

                                                              Principal Amount          Principal Amount
                                                              of Dollar Securities      of DM Securities
                  Underwriter                                 To Be Purchased           To Be Purchased
                  -----------                                 ---------------           ---------------
Morgan Stanley & Co. Incorporated
Morgan Stanley Bank AG
Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Schroder Wertheim & Co. Inc.


                                                               _________________        ________________

                  Total . . . . . . . . .                     $                       DM
                                                                ================        ================